Note 7 - Property And Equipment (Details) - Amortization expense of software to be leased (Software To Be Leased [Member]) In Thousands, unless otherwise specified	Mar. 31, 2013 USD ($)	Mar. 31, 2013 JPY (¥)
Note 7 - Property And Equipment (Details) - Amortization expense of software to be leased [Line Items]
2014	$ 5,424	¥ 510,722
2015	5,424	510,722
2016	4,965	467,535
2017	4,737	446,021
2018	$ 185	¥ 17,450